Exhibit 10.21

CONTRACT

No: MB-SHA2008025	Date: 2008/06/27 At: Shanghai, China

The Buyers:	The Sellers:
JIANGSU ZHONGNENG POLYSILICON TECHNOLOGY DEVELOPMENT CO., LTD Address: 66# Yangshan Road, Xuzhou Economic Development Zone, Jiangsu Province TEL: 0086-516-85868888 FAX: 0086-516-83152877	MEYER BURGER AG Address: Allmendstrasse 86, CH 3600 Thun, Switzerland TEL: 0041-33-4390505 FAX: 0041-33-4390510

This Contract is made by and between the Buyers and the Sellers; whereby the Buyers agree to buy and the Sellers agree to sell the under-mentioned commodity (hereinafter referred to the “Contract Products”) according to the terms and conditions stipulated below:

1.	Pricing for Contract Products

For the avoidance of the doubt, the Contract Products will be priced in *** and the Buyer will pay in *** with all machines delivered until June 30th 2009 according to the delivery schedule, and after June 30th 2009 Buyer will pay in *** For the optional products in Form 1, (up to *** sets Wire Saws) the exchange rate shall be fixed at the time of execution of the option.

The details for price of the Contract Products are as displayed in this Form 1:

Form 1

Item	(1) Commodity & Specifications	(2) Quantity	(3) Unit Price	(4) Total Amount	(5) Time of shipment
Phase 1	Model *** Wire Saw (details as per attachment)	*** sets	USD***	USD*** CIF SHANGHAI SEAPORT	*** before Oct. 30, 2008; *** before Nov. 30, 2008; *** before Dec. 30, 2008. Late delivery of any of *** to *** Saws will lead the delay penalty. The *** ASAP before Q1 of 2009 without delay penalty.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Phase 2A	Model *** Wire Saw (details as per attachment)	***	USD***	USD *** CIF SHANGHAI SEAPORT	Each month *** machines to be shipped from Jan.2009-June,2009

Phase 2B	Model *** Wire Saw (details as per attachment)	***	Euro ***	Euro *** CIF SHANGHAI SEAPORT	Each month *** machines to be shipped from July.2009-Nov.,2009, *** machines before Dec.2009

Phase 3	Model *** Wire Saw (details as per attachment)	***	Euro ***	Euro *** CIF SHANGHAI SEAPORT	Each month *** machines to be shipped from Jan.2010-Dec.30,2010

Option of Buyer	Model *** Wire Saw (details as per attachment)	Up to ***	CHF ***	Upon quantity required by Buyer when exercising the option CIF SHANGHAI SEAPORT	decided by Buyer upon *** notice in advance

**	The Seller is allowed, after approval of the Buyer, to deliver the machines earlier or later than stated in the contract due to combined shipment for several machines.
**	The Buyer may exercise the option of up to *** sets Model *** Wire Saw in one time or in several times and the Seller is obligated to supply such Wire Saw provided always that the Buyer gives Seller the prior notice of no less than *** for shipment. Terms in this Contract shall be applicable to such Wire Saws under the option.

2.	Country of Origin and Manufactures

Switzerland, Meyer Burger AG

3.	Packing

Contract Products shall be packed in strong wooden case(s), or in carton(s), suitable for long distance ocean transportation or air transportation and to change of climate, well protected against moisture, shocks and rust. The Sellers shall be liable for any damage of the commodity and expenses incurred on account of improper packing and for any rust attributable to inadequate or improper protective measures taken by the Sellers in regard to the packing. One full set of service and operation instructions concerned shall be enclosed in the case(s).

4.	Shipping Mark

The Sellers shall mark on each package with fadeless paint the package number, gross weight, net weight, measurement and the wordings: “KEEP AWAY FROM MOISTURE”, “HANDLE WITH CARE”, “THIS SIDE UP”, etc., and the shipping mark:

        MB-SHA2008025

SHANGHAI, CHINA

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

5. Port of Shipment:	Main European Seaport

6. Port of Destination:	Shanghai Seaport

7. Insurance:	All Risks. To be covered by the Seller.

8.

8.1)	Advance payment: Within *** after the BUYER receive the bellowing designated documents, the advance payment will be made according to below list: Form 2

Form 2

Advance Payment	The machine for Phase 1 (2008)	The machine for Phase 2A and 2B (2009)	The machine for Phase 3 (2010)

1st advance payment	*** of total value by T/T	*** of total value by T/T.	*** of total value by T/T.

2nd advance payment	None	*** of total value payable *** upon bank guarantee from the buyer	*** of total value payable *** upon bank guarantee from the buyer

•	Signed Proforma Invoice with 1 original & 3 copies showing 100% value of each delivered Contract Products value, indicating contract number.

•	Manually signed Commercial Invoice with 1 original and 3 copies showing each advance payment value as above list, indicating Contract number.

•

For each payment, a bank guarantee in favor of the Buyer shall be delivered by Seller in a form written agreed by the Buyer, with the amount equivalent to the due advance payment, issued by a reputable bank within *** after the execution of this Contract and the bank guarantee will expire when the last Contract Products of the respective phase is delivered to the Buyer.

•	Performance bond under Clause 19.1.

8.2)	Payment against L/C:

Within *** before shipment, The Buyer will, at the buyer’s expense, establish in favor of Meyer Burger an irrevocable Letter of Credit (Details as form 3). The Letter of Credit shall be valid until *** after shipment effected.

The acceptance certificate must be issued by the Buyer immediately after acceptance test.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Form 3

Payment under L/C	The machine for Phase 1 (2008)	The machine for Phase 2 (2009)	The machine for Phase 3 (2010)
1st payment	*** of each shipment value against presentation of all documents stipulated in Clause 9.1 of the contract.	*** of each shipment value against presentation of all documents stipulated in Clause 9.1 of the contract.	*** of each shipment value against presentation of all documents stipulated in Clause 9.1 of the contract.

2nd payment	*** of each shipment value against presentation of all documents stipulated in Clause 9.2.	*** of each shipment value against presentation of all documents stipulated in Clause 9.2 acceptance certificate issued by the Buyer.	*** of each shipment value against presentation of all documents stipulated in Clause 9.2 acceptance certificate issued by the Buyer.

9.	Documents:

9.1	Documentation for 1st payment by L/C

(1)	Full set of on board ocean bills of lading marked “Freight Prepaid” made out to order blank endorsed notifying the Buyer.

(2)	Commercial Invoice at *** of each shipment value in 5 copies indicating contract number, made out in details as per relative contract.

(3)	Insurance Policy/Certificate in one original and two copies for *** of the invoice value showing claims payable in China in currency of the draft, blank endorsed, covering All Risks.

(4)	Packing list in 5 copies issued by the Manufacturers.

(5)	Certificate of Quality and Quantity in 5 copies issued by the Manufacturers.

(6)	Copy of fax to the Buyers advising particulars of shipment immediately after shipment is made.

(7)	Certificate of Origin issued by the manufacturer.

(8)	Fumigation Certificate or certificate of Plant Quarantine issued by relative competent authority or Non-wooden packing declaration.

9.2	Documentation for 2nd Payment by L/C

(1)	Certification of Acceptance issued by Buyer.

(2)	Commercial Invoice at *** of each shipment value in 5 copies indicating contract number, made out in details as per relative contract.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

10.	Shipment:

The Sellers shall ship the goods within the shipment time from the port of shipment to the port of destination. Partial shipment is allowed. Transshipment is allowed.

11.	Guarantee of Quality:

The Sellers guarantee that the commodity hereof is made of the best materials with first class workmanship, brand new and unused, and complies in all respects with the quality and specification stipulated in this Contract. The guarantee period shall be *** counting from the date on which the acceptance certificate is issued or *** after the date of shipment, whichever comes first. Buyer’s exclusive remedy and Seller’s sole liability for any breach of the foregoing warranty shall be for Seller, at Seller’s sole option, to repair, replace or modify the defective Product, or refund to Buyer the purchase price paid by Buyer for the defective Product. The warranty service shall be performed at Seller’s factory or, by mutual agreement at Buyer’s location. In order to receive the warranty service, Buyer must return the defective Product within *** of notification from Buyer hereunder. THE WARRANTY SET FORTH IN THIS CLAUSE 11 IS IN LIEU OF ALL OTHER WARRANTIES AND SELLER HEREBY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR USE. Any repair or attempt to repair Products by anyone other than an authorized representative of Seller automatically voids any warranty on those Products. Any use of parts, materials or supplies not authorized or approved by Seller in connection with the operation, maintenance or repair of the Contract Product may void this warranty.

The Seller warrants that it will provide the Buyer of the software updating for the Contract Products if needed and the Seller won’t charge the Buyer any addition fees for this. The software updating aforesaid includes remote software downloads and remote technical support. The Seller also warrants that it will provide the Buyer of the Contract Products using the best and latest technology in the future.

The Seller warrants that it has the right and permission to supply to the Buyer the Goods, including documentation and services related in accordance with the terms of the Contract. The Seller shall indemnify the Buyer against all actions, claims, demands, costs, charges and expenses arising from or incurred by reason of any infringement or alleged infringement of letters patent, copyright, trade mark or trade name by the use of any Goods supplied by the Seller.

WITHIN *** AFTER RECEIVING THE CONTRACT PRODUCTS BY THE BUYER, SHOULD THE QUALITY, SPECIFICATION OR THE QUANTITY BE FOUND NOT IN CONFORMITY WITH THE STIPULATIONS OF THE CONTRACT EXCEPT THOSE CLAIMS FOR WHICH THE INSURANCE COMPANY ARE LIABLE, SHOULD THE CONTRACT PRODUCTS BE PROVED THAT THERE ARE DEFECTS INCLUDING LATENT DEFECTS OR TO BE MADE WITH UNSUITABLE MATERIALS, THE BUYER SHALL, ON THE STRENGTH OF THE INSPECTION CERTIFICATE ISSUED BY THE CHINA INSPECTION & QUARANTINE BUREAU (CIQ), HAVE THE RIGHT TO CLAIM FOR REPLACEMENT WITH NEW QUALIFIED ONES. THE BUYER SHALL GUARANTEE TO RETURN ALL DEFICIENT CONTRACT PRODUCTS TO THE SELLER BASED ON FOB TERMS IMMEDIATELY AFTER RECEIPT OF THE FAX/E-MAIL OF B/L OF REPLACEMENT MADE BY THE SELLER. ALL THE EXPENSES (SUCH AS INSPECTION CHARGES, FREIGHT FOR RETURNING DEFICIENT CONTRACT PRODUCTS, INSURANCE PREMIUM, STORAGE & PORT CHARGES ETC) SHALL BE BORNE BY THE SELLER. THE SELLER SHALL GUARANEE TO REPLACE THE DEFICIENT CONTRACT PRODUCTS WITH QUALIFIED ONES WHICH MUST BE IN CONFORMITY WITH THE SPECIFICATIONS, QUALITY & PERFORMANCE AS STIPULATED IN THE AGREEMENT, AND SHIP THE QUALIFIED CONTRACT PRODUCTS TO THE BUYER BASED ON CIF TERMS WITHIN *** OR LONGER PERIOD EXPRESSLY CONSENTED BY THE BUYER IN WRITTEN FROM THE DATE OF RECEIPT OF AFORESAID CLAIM. ALL OF THE COSTS AND FEES INCURRED HEREUNDER FOR DELIVERY OF THE QUALIFIED CONTRACT PRODUCTS AS THE REPLACEMENT OF THE DEFICENT CONTRACT PRODUCTS SHALL BE BORN BY THE SELLER. IF THE SELLER FAILS TO ANSWER THE BUYER WITHIN THIS PERIOD, THE CLAIMS SHALL BE RECKONED AS HAVING BEEN ACCEPTED BY THE SELLER.

12.	Transfer of the Title and Risks of the Loss

The title of the Contract Products will transfer from the Seller to the Buyer once the Contract Products have been manufactured and the Buyer has paid the full payment for them, however, the risk of loss with respect to the Contract products by the Seller hereunder will pass from the Seller to the Buyer upon delivery to the Buyer by the last carrier.

13.	Force Majeure:

Seller shall not be liable for any delays in the delivery of orders, due in whole or in part, directly or indirectly to fire, act of God, strike, government order, riot and other serious natural disasters. Under such circumstances, the Sellers, however, are still under the obligation to take all necessary measures to hasten the delivery of the goods. In case the accident lasts for more than ***, the Buyer shall have right to cancel the Contract.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

14.	Liability for Accidents and Damage

The Seller shall indemnify the Buyer in respect of all damage (including the damage to the Contract Product) or injury and all actions, claims and costs in connection therewith arising our of, in the course of or caused by the carrying out of the Contract provided always that the same is due to any negligent act or omission of the Seller and its respective servants or agents or materials or workmanship.

15.	Arbitration and Applicable Law

All disputes arising from the contract or the execution of the Contract shall be settled first between the Buyer and Seller in a friendly way. If the agreement can not be reached after friendly discussion, the disputes will be submitted to the China International Economic and Trade Arbitration Commission (“CIETAC”) in SHANGHAI for arbitration. The arbitration will be carried out in accordance with the CIETAC’s arbitration rules in effect at the time of arbitration. The arbitral award is final and binding upon both parties. The arbitration fees shall be borne by the losing party unless otherwise awarded by the Commission.

The construction, validity, interpretation, performance, implementation and all matters relating to this Contract and any amendment thereto shall be governed by the United Nations Convention on Contracts For The International Sale Of Goods. To the extent the United Nations Convention on Contracts For The International Sale Of Goods does not cover, PRC laws shall apply.

16.

This contract is made in both Chinese and English. Two original copies of this contract will be held by the Buyer, the Seller respectively. If the English version and Chinese version of the contract differs, the English version shall prevail.

17.	Intellectual Property

(1)	No right shall be granted to Seller under any Buyer’s patent, copyrights and/or other intellectual property right except as may necessary to fulfill Seller’s obligations under this Contract.

(2)	Similarly, the technical and commercial information provided by Seller is proprietary and confidential with the copyright remaining sole property of the Seller. It is not to be disclosed to any third party other than the end-user who is to be advised of its confidential nature and restrictions of use.

(3)	Buyer agrees that all non-public information furnished to Buyer by Seller to Contract Products is proprietary to Seller and such information shall be held in confidence and shall not be used or disclosed by Buyer without Seller’s prior written consent. Buyer shall enforce against its employees and agents these obligations of confidentiality.

(4)	The Seller warrants that it has the right and permission to supply to the Buyer the Contract Products, documentation and services in accordance with the terms of the Contract. The Seller represents and warrants that (i) the Seller is the owner of the Contract Products and the documentation and has the right to provide or license, as applicable, to the Buyer such Contract Products, documentation and services in accordance with the Contract (and that the Seller is duly authorized by any third party owner of any component the Contract Products and documentation to provide and to license to the Buyer, as applicable, such products, documentation and services in accordance with this Contract) (ii) the Seller has determined that the Contract Products (including the methodologies and technologies used or produced by such Contract Products), documentation and services may be disclosed to the Buyer without a valid claim of trade secret misappropriation by any party, (iii) the Contract Products (including the methodologies and technologies used or produced by such Contract Products), documentation and services (and Buyer’s receipt and use thereof) do not infringe any third party patent, copyright, trademark, trade secret or other intellectual property right anywhere in the world, and (iv) the sale anywhere in the world of products created utilizing the Contract Products does not infringe any third party patent, copyright, trademark, trade secret or other intellectual property right anywhere in the world.

(5)	The Seller shall indemnify the Buyer and its affiliates, and their respective officers, directors, agents and employees (the “Buyer Indemnified Parties”) from and against any cost, loss, liabilities, charge, expense (including attorneys’ fees), damages and judgments suffered by any Buyer indemnified Party arising from or incurred by reason of any action, claim, demand or proceeding that any of the Contract Products (including methodologies and technologies used or produced by such Contract Products), documentation and services provided by the Seller (or Buyer’s receipt and use thereof) misappropriates or infringes any patent, copyright, trademark, trade name, trade secret or any other intellectual property right therein anywhere in the world, provided that the Buyer shall notice the Seller such action, demand or proceeding within a reasonable period and the Seller shall have the right to take control of the defense against such action, claim, demand or proceeding at its own expense.

18.	***

19.	Performance Bond

19.1	The seller shall provide the Buyer with a performance bond in favor of the Buyer, in a form written agreed by the Buyer, with the amount of *** of total price of the Contract Product of Phase 1 and Phase 2A, issued by a reputable bank within *** after the execution of this Contract and the Performance Bond will expire when all the price of Contract Products of Phase 1 and Phase 2A is paid and the performance bond submitted by the Seller to the Buyer pursuant to Clause 19.2 is effective.

19.2	The seller shall provide the Buyer with a performance bond in favor of the Buyer, in a form written agreed by the Buyer, with the amount of *** of total price of the Contract Product of Phase 2B and Phase 3, issued by a reputable bank no late than the later date 1 July 2009 or all the price of Contract Products of Phase 1 and Phase 2A is paid, and the performance bond will expire when the warranty periods of all Contract Product under this Contract expire.

20.	DELAYED DELIVERY AND PENALTY

IN CASE OF DELAYED DELIVERY, EXCEPT FOR FORCE MAJCURE CASES OR THE NEGLIGENCE OF THE BUYER, THE SELLER SHALL PAY TO THE BUYER FOR EVERY WEEK OF DELAY A PENALITY AMOUNTING TO ***. ANY FRACTIONAL PART OF THE WEEK IS NOT TO BE CONSIDERED. THE TOTAL AMOUNT OF PENALITY SHALL NOT, HOWEVER, EXCEED *** AND IS TO BE DEDUCTED FROM THE TOTAL VALUE OF THE DELAYED PRODUCTS. IN CASE

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

THE PERIODE OF DELAY EXCEEDS *** AFTER STIPULATED DELIVERY DATE, THE BUYER HAS THE RIGHT TO TERMINATE THIS CONTRACT BUT THE SELLER SHALL NOT THEREBY BE EXEMPTED FROM THE PAYMENT OF PENALITY.

21.	Training

The Seller shall provide, at a mutually agreed date before the first installation or at latest until end of December 2008, *** free training in Switzerland for *** process engineer, *** maintenance engineer and *** chief operator of the Buyer. The Training will be conducted according to a standard training syllabus which will be provided by the Seller and will be satisfactory by the Buyer. The China-Swiss transportation fees incurred by these employees will be born by the buyer, and the transportation in Switzerland and accommodation fees will be born by the Seller.

22.	Customer Service

The Seller will have an installation and support team continuously on site available during entire delivery period from Jan., 2009 to Dec., 2010. According to a continuous delivery schedule. In case of interruption due to Buyer’s reason, the seller is entitled to withdraw the installation team until the installation restarts.

The team contains *** senior engineer and according to the need, *** additional engineers. The team who is responsible to provide customer service to the Buyer will respond and provide relevant on site services in 24 hours upon the report of the Buyer.

23.	Termination of the Contract

(1)	Without prejudice to any rights and remedies to which the Buyer may be entitled, if Seller neglects to perform the Contract with due diligence and expedition, or refuses or neglects to comply with any reasonable orders given to the Seller in writing by the Buyer in connection with the performance of the Contract, or contravenes the provisions thereof, or any stipulation in the Contract, the Buyer may give notice in writing to the Seller to make good the neglect, refusal, or contravention complained of.

(2)	Should the Seller fail to comply with a notice given by the Buyer in accordance with Clause 23.1 within *** from the date of service thereof in the case of a failure, neglect of contravention capable of being made good within that time, or otherwise within such time as may be reasonably necessary for making it good, then, and in such case the Buyer may forthwith suspend, or terminate the Contract or any part thereof by notice in writing the Seller.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

(3)	Without prejudice to any other rights or remedies to which the Buyer may be entitled, if the Seller become bankrupt or insolvent, or have a receiving order made against it, or compound with its creditors, or be a corporation commence to be wound up (not being a member’s voluntary winding up for the purpose of amalgamation or reconstruction) or have a receiver or manager of its business appointed, the Buyer may after written notice and when the Seller is not capable of performing this Contract either:

i)	terminate the Contract forthwith by notice in writing to Seller or to the receiver or liquidator or to any person in whom the Contract may become vested; or

ii)	give such receiver, liquidator, or other person the option of carrying out the Contract subject to his providing a guarantee for the due and faithful performance of the Contract up to an amount to be agreed.

24.	Assignment

(1)	The respective rights and obligations of either party hereto may be assigned with the prior written consent of the other party, except that the Seller may assign its rights to receive payments under the Contract and the Buyer may assign its rights to receive goods under the Contract.

(2)	The Buyer may notify the Seller of the consignee within *** before the shipment of the Contract Products and the Buyer will make changes in the L/C to be issued under the Contract accordingly.

25.	Special Provision:

(1)	In case the Buyer cancel the contract after signature of contract due to the Buyer’s reason, the Buyer is liable for compensation to the Seller at the rate of *** of the contract value. The payment will be made by the end-user within *** after cancellation of contract. Vice versa, in case the seller cancels the contract due to seller’s reason, the seller will bear the compensation as stated above rate of *** of the contract value.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

(2)	If the Buyer fails, due to the Buyer’s reason, to install the Contract Products in time within *** after the arrival of Contract Equipment at Buyer’s Job-site, the Contract Equipment has to be treated as accepted automatically and the Buyer must provide the balance of payment for the Equipment of the Contract to the Seller.

(3)	Both the Buyer and the Seller agree keep the contract content (price, quantity, delivery etc) strictly as confidential. It can only be released under mutual agreement by both parties.

(4)	Buyer shall have the right to adjust the delivery schedule of the undelivered goods with the extent of adjustment of *** by giving a *** prior notice to the Seller.

[Bellowing has no content and the following page is the execution page.]

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

The Buyers:	The Sellers:

JIANGSU ZHONGNENG POLYSILICON TECHNOLOGY DEVELOPMENT CO LTD.	MEYER BURGER AG

Attachments 1-5 are an integral part of the contract of MB-SHA2008025 and will be reviewed and confirmed by written by the Seller and Buyer before shipment.

Attachment 1: System configuration

Attachment 2: Facility requirement/unit

Attachment 3: Unpacking, installation and commissioning

Attachment 4: Acceptance criteria

Attachment 5: Special service and support

Attachment 1 to contract M Attachment 1 to contract MB-SHA2008025

Syste configuration ***

***	***	***	Basic machine including
Cutting unit *** mm or *** mm

Slurry supply system, incl.: ***

Wire tension system for wire spools TA*** TA *** and MB *** incl. ***

Controlling & electrical system ***

Controlled cooling circuits ***

Accessories ***
Power supply
***
Tools
***

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Attachment 2 to Contract MB-SHA2008025

*** Facility requirement/unit

Machine Dimension :

Length/width/height (approx.):	***
Total weight of machine:	***

Electric energy

Voltage/Frequency:	***
Maximum power consumption:	***
Electric supply must be stable during machine running.	***

Compressed air

Pressure:	***
Quantity:	***

Air exhaust

Quantity:	***

Cooling water

Cooling water quantity:	***
Temperature min./max.	***
Pressure min./max.	***
(Between water supply and water return must be a pressure difference of at least 2 bar.)
Cooling power:	***

Temperature

Environment temperature:	***
Temperature fluctuation during a complete cut:	***

Internet communication interface has to be available inside the workshop.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

2

Attachment 3 to Contract MB-SHA2008025

Unpacking, Installation and Commissioning

1.	The installation and commissioning must be ready within *** after shipment. Within two weeks after receipt of the buyer’s written notice, Meyer Burger shall send engineer(s) to the buyer’s site for installation, commissioning and acceptance test. The buyer guarantees that the equipment will only be unpacked with the presence of the seller unless it is required by the relevant Chinese authority. The buyer will inform the seller of the date of Customs clearance so that the seller can present in the unpacking if it happens. The buyer shall provide the local transportation, working conditions, ingots and the consumable commodities for the installation, commissioning and the finial acceptance test.

2.	Broad band for internet communication interface has to be available inside the workshop of the Buyer. In case the Buyer cannot equip the broad band available which cause the delay of installation and service, the Buyer has to be responsible and pay the Seller additional cost caused by lack of broad band.

3

Attachment 4 to Contract MB-SHA2008025

Acceptance

Wire Saw ***

The Wire Saw will be checked and tested according to the relevant standards.

1.	Material of acceptance test:

***

2.	Target wafer thickness: ***

3.	Acceptance criteria

***

***

***

6.	Conditions:

***

7.	Sampling and measuring system

***

8.	Once a test fails to meet the acceptance requirement, both parties will study together the reason and one or two tests will be carried as soon as possible.

9.	After the acceptance test meets above standards, the acceptance certificate must be issued at once by the Buyer.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

4

Attachment 5 to contract MB-SHA2008025

Special service and support

Factory layout and facility set up support

Meyer Burger will support the customer with project specialist for the planning of layout, facility and infrastructure set-up.

Service/Installation

Meyer Burger will have an installation and support team continuously on site available during entire delivery period for 1st delivery ***, from Jan., 2009 continuously. The team contains one senior engineer and according to the need, *** additional engineers. This is under condition that delivery schedule can be followed according to the contract stipulated.

Training

Based on concept “train the trainer”, Meyer Burger will organize on site training for key operators, process engineers, maintenance engineers in a way that they are capable to train their own staff.

Training in Switzerland

The buyer will send *** engineers to be trained at Meyer +Burger AG, Switzerland prior to 1st shipment or before mid of Dec., 2008. The international travel cost will be covered by the buyer.

Meyer +Burger will train the buyer’s engineers free of charge, including local transportation and accommodation. The Seller shall provide the Chinese translation. It is suggested that at least one of trained engineers could speak English.

The buyer should provide the silicon ingots for trial cut during training period. The quantity of ingots should be discussed and confirmed by both parties. The quality of ingots should meet the relevant standards.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

5

The training period should be ***.

Workshop

Meyer Burger will organize an annual seminar with Meyer Burger senior experts at the customer site to update the customer’s key persons on the latest development and know-how.

Joint development agreement

Meyer Burger is willing to enter a joint development agreement with the customer to improve the quality, performance and yield along the process chain. Possible topic could be:

1.	Increase utilization of material to reach Silicon consumption below ***

2.	Increase the wafer line yield from *** up to ***

3.	Reduce cost of ownership especially consumable cost along the latest technology.

Other topics can be agreed among both parties.

Spare parts and repair

Beside on site engineers, Meyer Burger will maintain a repair service center in Wuxi and Shanghai, to repair parts with reduced down time.

Meyer Burger will deliver a *** with value around *** CHF at the customer site as first level support, to reduce down time, additional to this, Meyer Burger maintains an Asia spare parts inventory in Shanghai.

Latest technology

Meyer Burger continuously develops machine and process technology to reduce cost of ownership, increase performance and material utilization. This will be introduced to the customer and if needed and agreed, the parties will find a solution to adjust the specification as in the contract described.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

6

Latest wafer line technology

Meyer Burger will continuously inform the customer about latest technology to reach and optimize the material flow along the wafer line according to latest development.

7